                                                                   Exhibit 10.22

                            STOCK PLEDGE AGREEMENT
                            ----------------------


              THIS AGREEMENT, made and entered into this 31st day of October, 1995, by and between ROGERS-AMERICAN COMPANY, INC., a North Carolina Corporation of Post Office Box 473510, Charlotte, North Carolina 28247-3510 (hereinafter referred to as the ("Pledgor"), and DOPSON-HICKS OF TAMPA, INC., a Florida Corporation, DOPSON-HICKS OF JACKSONVILLE, INC., a Florida Corporation, DOPSON-HICKS OF MIAMI, INC., a Florida Corporation, and L.C. HICKS, JR., of Post Office Box 18004, Tampa, Florida 33679-8004 (hereinafter collectively referred to as the "Pledgee").


                                R E C I T A L S

              WHEREAS, Rogers-American Company of Florida, Inc., a North Carolina Corporation of Post Office Box 473510, Charlotte, North Carolina 28247-3510 (hereinafter referred to as the "Debtor") is currently indebted to the three corporate entities forming a part of Pledgee in the total amount of $4,000,000.00 as evidenced by that certain Promissory Note of even date herewith, a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference (hereinafter referred to as the "Goodwill Note"), and will become further indebted to Pledgee pursuant to a loan to be made in accordance with Section 1.1(b) of the "Asset Purchase Agreement" (as defined hereinbelow), said additional loan to be evidenced by a certain Promissory Note, a copy of which is attached hereto as Exhibit "B" and incorporated herein by reference (hereinafter referred to as the "Loan Amount Note"); and

              WHEREAS, Debtor has entered into a certain Employment/Non-Competition/Non-Disclosure Agreement of even date herewith with L.C. Hicks, Jr. (hereinafter referred to as the "Hicks Agreement") whereby the Debtor has obligated itself with respect to certain compensation and other employment responsibilities; and

              WHEREAS, Debtor has secured its obligations under the Goodwill Note, Loan Amount Note and Hicks Agreement by means of a certain Security Agreement of even date herewith (the "Security Agreement"), and pursuant to which Pledgor has entered into this Agreement; and

              WHEREAS, Pledgor has entered in a certain Unconditional and Continuing Guaranty of even date herewith (the "Guaranty") whereby Pledgor has guaranteed payment and performance of Debtor's obligations under the Goodwill Note, Loan Amount Note, Hicks Agreement and Security Agreement, and Pledgor has further entered into this Agreement as additional security for Debtor's obligations under those documents and for Pledgor's obligations under the Guaranty; and

          WHEREAS, Pledgor is owner and holder of 100 shares of $1.00 par value issued and outstanding common stock of Debtor; and

          WHEREAS, the Pledgor, as the owner of such issued and outstanding stock has agreed that the same will be pledged as security for the repayment of the aforesaid indebtedness and obligations.

          NOW, THEREFORE, in consideration of the foregoing Recitals which shall be deemed an integral part of this Agreement and not merely as recitals thereto, and in consideration of the mutual agreements and covenants herein contained, the parties hereto, intending to be legally bound thereby, agree as follows:

          1.   Pledge. The Pledgor herein delivers and conveys to the Pledgee to
               -------
be held in escrow by LOPEZ & KELLY, P.A., (hereinafter referred to as the "Escrow Agent") the following shares of stock represented by the following certificate number:

     One Hundred (100) shares of $1.00 par value common stock of Debtor bearing Certificate No. 1.

          2.   Term. Equitable title to such stock shall remain vested in the
               -----
Pledgor and the Escrow Agent shall hold such stock only as security for (i) the repayment of the indebtedness described in Exhibits "A" and "B" hereto; (ii) the obligations under the Hicks Agreement; (iii) the obligations under the Security Agreement; (iv) the obligations under the Guaranty; and (v) the obligations under that certain Asset Purchase Agreement between Pledgor, Pledgee and Debtor dated October 17, 1995 (the "Asset Agreement") (hereinafter all such obligations of Debtor and Pledgor are referred to as the "Indebtedness"). Escrow Agent shall not encumber or dispose of such stock except in accordance with the provisions of this Agreement. Such stock shall remain so pledged to the Pledgee until the said Indebtedness is repaid in full with applicable interest.

          3.   Voting. During the term of this pledge and so long as the Debtor
               -------
or Pledgor is not in default in the performance of any of the terms of the Indebtedness described above, then the Pledgor shall have the right to vote the pledged stock on all corporate questions and the Pledgee shall execute due and timely proxies in favor of the Pledgor and may be necessary to this end.

          4. Representations and Warranties as to Ability to Pledge Stock.
             -------------------------------------------------------------
               (a) The Pledgor warrants and represents that the Pledgor has the right, power and authority to transfer the pledged stock, that such stock is being pledged and transferred free and clear of any and all liens, restrictions and encumbrances of every type and character, and that such pledge and transfer may be made without obtaining the consent so to do from any person, corporation or entity whatsoever, except the Pledgee.

          (b) Pledgor represents and warrants that the pledged stock constitutes one hundred percent (100%) of the issued and outstanding stock of Debtor of all classes and the Pledgor has the sole right and authority to pledge such stock.

          (c) Pledgor represents that it is the sole owner of the pledged stock.



      5.  Stock Adjustments, Warrants and Rights.  In the event that during the
          ---------------------------------------
term of this pledge any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the corporate issuer of any of the pledged stock, all new substituted and additional shares or other securities issued in respect to the pledged stock shall be held by the Escrow Agent under the terms of this Agreement in the same manner as the shares of stock originally pledged hereunder; and in the event that during the term of this pledge subscription warrants or any other rights or options shall be issued in connection with the pledged stock, such warrants, rights, and options shall be immediately assigned by the Pledgee to the Pledgor, and if exercised by the Pledgor all new stock or other securities so acquired by the Pledgor shall be immediately assigned to the Pledgee to be held under the terms of this Agreement in the same manner as the shares of stock originally pledged hereunder.

      6.  Return of Stock.  Upon the pledge of stock, Pledgee shall deliver with
          ----------------
the original stock certificates executed stock powers in blank to the Escrow Agent covering the pledged stock and the Escrow Agent shall return to the Pledgor all of the stock pledged hereunder upon the payment in full of the Indebtedness.

      7.  Documentary Stamps.  The Pledgor agrees to pay for any and all
          -------------------
documentary stamps which may be imposed on the transfer and delivery to Escrow Agent of the pledged stock and substitutions thereof and any additions thereto, and which may be imposed on the retransfer and redelivery of the same to the Pledgor.

      8.  Default.  In the event the Pledgor defaults in the performance of any
          --------
of the terms of this Agreement and fails to cure such default within ten (10) days after written notice to do so, or if an event of default, as defined in the terms and conditions contained in the various documents referred to above and forming a part of the Indebtedness and subject to any applicable notice requirements and cure opportunities specifically set forth therein, shall occur or a default under any agreement relating thereto, or if a breach or default occurs under any of the provisions of the Asset Agreement, including, without limitation, those within Articles IV and VI, but subject to the notice requirements and cure opportunities specifically set forth in Section 9.1 of the Asset Agreement, the Pledgee shall have the following rights, exercisable immediately after compliance with any required notice from Pledgee to Debtor and/or Pledgor and termination without cure of any required cure opportunity under the applicable document within the Indebtedness as to such event of default:

                   (a) To direct the Escrow Agent to sell the whole or any part of the pledged stock and any substitutes therefor and any additions thereto, at public or private sale, at the option of the said Pledgee and from the proceeds derived from the said sale to pay first the cost and expenses of said sale, including a reasonable attorneys' fee for making said sale, and second, any interest which may then have accrued with respect thereto, and third, the unpaid principal balance of the Indebtedness, and accounting thereafter to the Pledgor for any surplus then remaining derived from said sale after making all the payments herein above set forth, such surplus, if any, to be paid over and delivered to Pledgor, and at such sale the Pledgee may be a bidder, and may purchase the pledged stock or any part thereof; provided, however, that ten (10) days notice of said sale and the time and place thereof shall be given to the Pledgor by personal delivery or by certified or registered mail addressed to the Pledgor at Post Office Box 473510, Charlotte, North Carolina 28247-3510,
                   Attn: Douglas Holstein, President. It is further agreed that after a sale and purchase of the pledged stock or any part thereof there shall be no equity or right of redemption on the part of or by the Pledgor, as all rights of redemption are hereby expressly waived and released. It is further understood and agreed that the Debtor and Pledgor shall remain liable for any deficiency that may arise after the sale or sales of the pledged stock. It is further agreed that no public advertisement of the sale of the stock so pledged hereunder shall be necessary, and that the Pledgee may at any sale sell all or any part of such stock hereby pledged and that a sale of a part of such stock shall not operate to prevent the sale at a later date of the remainder of such stock, and that such sale may continue from day to day at the option of the Pledgee without further notice to the Pledgor.

                   (b) The right to vote the pledged stock on all corporate questions until such time as the default is cured and the Pledgor shall execute due and timely proxies in favor of the Pledgee as may be necessary to this end.

      It is understood that the Pledgee may exercise either or both options to the extent that same, in its sole discretion, will most likely lead to the satisfaction of the Indebtedness secured by this pledge; that the rights hereunder are in addition to any and all other rights which the Pledgee may have under any other agreements whatsoever or by law; and further that Pledgee may exercise either or both of the above options whether or not it exercised any of such additional rights.

      9.    Prohibition of Sale or Further Encumbrance of Stock. During the
            ---------------------------------------------------
term of this pledge, the Pledgor agrees not to sell, assign, dispose of or further encumber the shares of stock subject to this pledge, and Debtor agrees not to issue any additional shares of its common stock, or create any additional classes of stock, without the written consent of Pledgee, which consent for any of such prohibited actions of Debtor and Pledgor shall be in the sole and exclusive discretion of the Pledgee.

      10.   Corporation Parties to this Agreement. By being made a party to this
            -------------------------------------
Agreement, the corporations which are parties to this Agreement agree to the terms and conditions hereof and further agree that the execution and delivery of this Agreement shall be authorized by a meeting of the Board of Directors of the corporations which are parties to this Agreement to be held prior to the consummation of this Agreement.

      11.   Benefit.  This Agreement shall be binding upon and inure to the
            -------
benefit of the parties hereto and their respective heirs, beneficiaries, personal representatives, successors, or assigns, and it is particularly understood and agreed that whenever the term "Pledgee" is used in the Agreement, the said term shall include the Pledgee's successors and assigns; provided, however, any rights of Pledgee to assign this Agreement shall be limited as set forth in Section 9.11 of the Asset Agreement and any rights of Pledgor to assign this Agreement shall be limited as set forth in Sections 6.7 and 9.11 of the Asset Agreement. Debtor shall have no rights to assign this Agreement without the prior written consent of Pledgee.

      12. This Agreement is being executed in connection with and simultaneously with the closing of a sale of assets from Dopson-Hicks of Tampa, Inc., Dopson-Hicks of Jacksonville, Inc. and Dopson-Hicks of Miami, Inc. to Debtor whereby the purchase price owed by Debtor was financed by Pledgee and pursuant to which Pledgee made additional loans to Debtor.

      13. Any modifications or changes in the terms of this Agreement shall be in writing and signed by all of the parties.

      14. Pledgor agrees to and shall indemnify and pay or reimburse the Pledgee, on demand, for any and all losses, damages, costs, expenses, collection charges and attorneys' fees, whether paid or incurred out of court or in litigation, including appeals and bankruptcy court proceedings, paid or incurred by Pledgee in endeavoring or otherwise proceeding to collect, enforce or defend Pledgee's rights against the Pledgor under this Agreement, with interest thereon subsequent to default at the highest lawful contract rate in effect from time to time hereafter; provided, however, Pledgor shall not be responsible for any losses, damages, costs, expenses, collection charges or attorneys' fees associated with any litigation under this Agreement unless Pledgee shall be the prevailing party in any such litigation.

      15. This Stock Pledge Agreement is made under and shall be governed, construed and enforced in accordance with the laws of the State of Florida. The Pledgor agrees that Hillsborough County, Florida shall be the proper venue in any action based upon or arising hereunder or related hereto, and Pledgor hereby submits itself and consents to the jurisdiction (personal and in rem) of the court(s) in Hillsborough County, Florida, and waives any defense pertaining to or based upon lack of such jurisdiction. Pledgor and Pledgee each hereby expressly waive all rights to a jury trial with respect to any and all actions commenced by Pledgor or Pledgee under or in connection with this Stock Pledge Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

Signed, Sealed and Delivered
in the Presence of:                           "Pledgor"
                                              ROGERS-AMERICAN COMPANY, INC.
                                              a North Carolina Corporation
/s/ (illegible)
--------------------------------

/s/ (illegible)                               By: /s/ Douglas H. Holstein
--------------------------------                  -------------------------
                                              Name: Douglas H. Holstein
                                                    -----------------------
                                              Attest:
                                                     ----------------------

                                              "Pledgee"
                                              DOPSON-HICKS OF TAMPA, INC., a
                                              Florida Corporation
/s/ (illegible)
--------------------------------

/s/ (illegible)                               By: /s/ L.C. Hicks, Jr.
--------------------------------                  --------------------------
Witness as to Pledgee                             L.C. Hicks, Jr., President

                                   DOPSON-HICKS OF JACKSONVILLE, INC.,
                                   a Florida Corporation
[UNREADABLE]
-----------------------------
                                   By: /s/ L.C. Hicks, Jr.
[UNREADABLE]                          ------------------------------------
-----------------------------         L.C. Hicks, Jr., President
Witness as to Pledgee

                                   DOPSON-HICKS OF MIAMI, INC.,
                                   a Florida Corporation
[UNREADABLE]
-----------------------------
                                   By: /s/ L.C. Hicks, Jr.
[UNREADABLE]                          ------------------------------------
-----------------------------         L.C. Hicks, Jr., President
Witness as to Pledgee

[UNREADABLE]
-----------------------------
                                      /s/ L.C. Hicks, Jr.
[UNREADABLE]                          ------------------------------------
-----------------------------         L.C. Hicks, Jr., Individually
Witness as to Pledgee

                                   "Escrow Agent"
                                   LOPEZ & KELLY, P.A.
[UNREADABLE]
-----------------------------
                                   By: /s/ Al R. Lopez, Jr.
[UNREADABLE]                          ------------------------------------
-----------------------------         Al R. Lopez, Jr.
Witness as to Escrow Agent

                                   "Debtor"
                                   ROGERS-AMERICAN COMPANY OF FLORIDA, INC.,
[UNREADABLE]                       a North Carolina Corporation
-----------------------------
                                   By: /s/ Douglas H. Holstein
[UNREADABLE]                          ------------------------------------
-----------------------------
Witness as to Debtor               Name: Douglas H. Holstein
                                        ----------------------------------

                                   Title: President
                                          --------------------------------